UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 24, 2008
Vitran Corporation Inc.
(Exact name of registrant as specified in its charter)

ONTARIO, CANADA	000-26256	Not applicable

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

185 The West Mall, Suite 701, Toronto, Ontario, Canada	M9C 5L5

(Address of principal executive offices)	(Zip code)
(Registrant’s telephone number, including area code)          416-596-7664
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement
On April 10, 2008, the Registrant entered into a second amendment to the July 31, 2007 credit agreement led by JPMorgan Chase Bank, attached hereto as Exhibit 10.9.7, and such credit agreement is incorporated in its entirety by reference herein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VITRAN CORPORATION INC.
	By:	/s/ Sean P. Washchuk
		Name:	Sean P. Washchuk
Date: April 24, 2008		Title:	Vice President Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit

10.9.7	Material Definitive Agreement — dated April 10, 2008 Amendment No. 2 to Credit Agreement